Exhibit 99.5

Desktop Metal Announces Second Quarter 2021 Financial Results

August 11, 2021

●	Revenue up 68% from the first quarter of 2021 to $19.0 million

●	GAAP gross margin of 12%; non-GAAP gross margin of 25%

●	Customer adoption momentum as new customers grew 44% sequentially from the first quarter of 2021

●	Accelerating metal systems shipments, including strong growth across Production System P-1, Shop System, and Studio System 2

●	Acquired Aerosint, adding multi-material capabilities to AM 2.0 portfolio

●	Acquired Beacon Bio, adding PhonoGraft biofabrication platform to Desktop Health portfolio

●	Robust liquidity position with cash, cash equivalents and short-term investments of $514.5 million as of June 30, 2021

●	Desktop Metal enters into definitive agreement to acquire The ExOne Company

BOSTON – Desktop Metal, Inc. (NYSE: DM) today announced its financial results for the second quarter ended June 30, 2021.

“I’m proud of the team’s performance in the quarter delivering strong revenue growth and meaningfully expanding gross margins as our customer install base continues to grow,” said Ric Fulop, Founder and CEO of Desktop Metal. “We continue to see significant opportunities to gain share in the additive manufacturing market by leveraging our industry leading product portfolio and diversified materials platform. The Company is firing on all cylinders as we make rapid progress delivering on our vision to accelerate the adoption of AM 2.0.”

Second Quarter 2021 and Recent Business Highlights:

●	Customer adoption momentum as new customers grew 44% sequentially from the first quarter of 2021

●	Accelerating metal systems shipments, including strong growth across Production System P-1, Shop System, and Studio System 2

●	Production System P-50 on track to begin shipments in fourth quarter of 2021

●	Continued material portfolio expansion including cobalt chrome on Shop System, titanium Ti64 on Studio System 2, 4140 low-alloy steel and 316L stainless steel on Production System, and Flexcera Smile and FDA-cleared Flexcera Base on EnvisionTEC platforms

●	Forust product launch exceeded all expectations with overwhelming demand

●	Acquired Aerosint, adding multi-material capabilities to AM 2.0 portfolio

●	Acquired Beacon Bio, adding PhonoGraft biofabrication platform to Desktop Health portfolio

●	Closed Adaptive3D acquisition, bringing best-in-class elastomers to market alongside our EnvisionTEC platforms like the Xtreme 8K

●	Grew Desktop Metal team to over 500 employees today, up from 171 employees in August 2020

Second Quarter 2021 Financial Highlights:

●	Revenue of $19.0 million, up 68% from the first quarter of 2021, and up 767% from the second quarter of 2020

●	Net loss of $43.2 million, including in-process research and development assets acquired of $10.4 million related to the Beacon Bio acquisition

●	GAAP gross margin of 12%; non-GAAP gross margin of 25%, up from 5% in the first quarter of 2021

●	Adjusted EBITDA of $(24.5) million

●	Strong liquidity position with cash, cash equivalents and short-term investments of $514.5 million as of June 30, 2021

Outlook for Full Year 2021:

●	Reiterating expectation of over $100 million of revenue for 2021, exiting the year with an annualized revenue run rate of $160 million, excluding the effects of acquiring ExOne

●	Adjusted EBITDA in the range of $(70)–(80) million, excluding the effects of acquiring ExOne

Desktop Metal to Acquire ExOne:

In a separate press release issued today, Desktop Metal announced it has entered into a definitive agreement to acquire The ExOne Company, cementing its leadership in additive manufacturing for mass production. Additional details on this acquisition can be found in the separate press release and corresponding presentation, accessible on the Investor Relations section of Desktop Metal’s website, https://ir.desktopmetal.com.

Conference Call Information:

Desktop Metal will host a joint conference call on August 11, 2021 at 4:30 p.m. EST to discuss second quarter 2021 results and the ExOne acquisition announcement. Participants may access the call at 1-877-300-8521, international callers may use 1-412-317-6026, and request to join the Desktop Metal financial results conference call. A simultaneous webcast of the conference call, financial results presentation, and transaction overview presentation may be accessed online from a link in the Events & Presentations section of https://ir.desktopmetal.com. A replay will be available shortly after the conclusion of the conference call at the same website.

About Desktop Metal:

Desktop Metal, Inc., based in Burlington, Massachusetts, is accelerating the transformation of manufacturing with an expansive portfolio of 3D printing solutions, from rapid prototyping to mass production. Founded in 2015 by leaders in advanced manufacturing, metallurgy, and robotics, the company is addressing the unmet challenges of speed, cost, and quality to make additive manufacturing an essential tool for engineers and manufacturers around the world. Desktop Metal was selected as one of the world’s 30 most promising Technology Pioneers by the World Economic Forum and named to MIT Technology Review’s list of 50 Smartest Companies.

For more information, visit www.desktopmetal.com.

Cautionary Note Regarding Forward Looking Statements:

This press release relates to a proposed business combination transaction between Desktop Metal and ExOne. This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release, including statements regarding the anticipated benefits of the proposed transaction, anticipated impact of the proposed transaction on Desktop Metal’s and ExOne’s future results of operations and financial position, the amount and timing of synergies from the proposed transaction, the anticipated closing date, and other aspects of Desktop Metal’s and ExOne’s operations or results, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. Each of Desktop Metal and ExOne has based these forward-looking statements on current information and their respective management’s current expectations and beliefs. These forward-looking statements speak only as of the date of this press release and are subject to a number risks and uncertainties, including, without limitation, the following: the impact of the COVID-19 pandemic on Desktop Metal’s and ExOne’s business, including their suppliers and customers; the effect of the transaction (or announcement thereof) on the ability of Desktop Metal or ExOne to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom they do business; risks that the transaction disrupts current plans and operations; the ability of Desktop Metal and ExOne to consummate the proposed transaction in a timely manner or at all, including the ability to secure regulatory approvals; impact to Desktop Metal’s business if the transaction is not consummated; successful integration of Desktop Metal’s and ExOne’s businesses and realization of synergies and benefits; the ability of Desktop Metal to implement business plans, forecasts and other expectations following the completion of the transaction; risk that actual performance and financial results following completion of the transaction differ from projected performance and results; and business disruption following the transaction. A more fulsome discussion of the risks related to the proposed transaction will be included in the proxy statement/prospectus. For additional information about other risks and uncertainties that could cause actual results of the transaction to differ materially from those described in the forward-looking statements in this press release of Desktop Metal’s business, financial condition, results of operations and prospects generally, please refer to Desktop Metal’s reports filed with the Securities Exchange Commission (“SEC”), including without limitation the “Risk Factors” and/or other information included in the Form 8-K to be filed by Desktop Metal in connection with the transaction, the Form 10-Q filed with the SEC on August 11, 2021 and such other reports as Desktop Metal has filed or may file with the SEC from time to time. For additional information about risks and uncertainties that may cause actual results of the transaction to differ materially from those described, please refer to ExOne’s reports filed with the SEC, including without limitation the “Risk Factors” and/or other information included in such reports. While the list of factors presented here is, and the list of factors presented in the proxy statement/prospectus will be considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Except as required by applicable law, neither Desktop Metal nor ExOne will update any forward-looking statements to reflect new information, future events, changed circumstances or otherwise.

No Offer or Solicitation:

This press release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It:

In connection with the proposed transaction, Desktop Metal intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement of ExOne and a prospectus with respect to shares of Desktop Metal’s common stock to be issued in the proposed transaction (the “proxy statement/prospectus”). INVESTORS AND SECURITY HOLDERS OF DESKTOP METAL AND EXONE ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The final proxy statement/prospectus will be mailed to stockholders of ExOne in connection with meeting to be held to request approval of the proposed transaction. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from Desktop Metal at its website, ir.desktopmetal.com, or from ExOne at its website, investor.exone.com.

Participants in the Solicitation:

Desktop Metal, ExOne and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning Desktop Metal’s participants is set forth in the proxy statement, filed June 17, 2021, for Desktop Metal’s 2021 annual meeting of stockholders as filed with the SEC on Schedule 14A and on certain of its Current Reports on Form 8-K. Information concerning ExOne’s participants is set forth in the proxy statement, filed April 1, 2021, for ExOne’s 2021 annual meeting of stockholders as filed with the SEC on Schedule 14A and on certain of its Current Reports on Form 8-K. Additional information regarding the interests of such participants in the solicitation of proxies, including direct and indirect interests, in respect of the proposed transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Investor Relations:

Jay Gentzkow
(781) 730-2110
jaygentzkow@desktopmetal.com

Press Contact:

Lynda McKinney

(978) 224-1282

lyndamckinney@desktopmetal.com

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(in thousands, except share and per share amounts)

	June 30,	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$188,199	$483,525
Short-term investments	326,318	111,867
Accounts receivable	13,441	6,516
Inventory	25,407	9,708
Prepaid expenses and other current assets	7,078	976
Total current assets	560,443	612,592
Restricted cash	676	612
Property and equipment, net	13,228	12,160
Capitalized software, net	226	312
Goodwill	251,060	2,252
Intangible assets, net	178,860	9,102
Other noncurrent assets	12,210	4,879
Total Assets	$1,016,703	$641,909
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$9,214	$7,591
Customer deposits	2,829	1,480
Current portion of lease liability	1,983	868
Accrued expenses and other current liabilities	20,968	7,565
Deferred revenue	4,814	3,004
Current portion of contingent consideration	1,429	—
Current portion of long-term debt, net of deferred financing costs	311	9,991
Total current liabilities	41,548	30,499
Warrant liability	—	93,328
Subscription agreement	474	—
Contingent consideration, net of current portion	4,655	—
Lease liability, net of current portion	3,959	2,157
Deferred tax liability	8,723	—
Total liabilities	59,359	125,984
Commitments and Contingences (Note 15)
Stockholders’ Equity
Preferred Stock, $0.0001 par value—authorized, 50,000,000 shares; no shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively	—	—
Common Stock, $0.0001 par value—500,000,000 shares authorized; 259,712,899 and 226,756,733 shares issued at June 30, 2021 and December 31, 2020, respectively, 259,545,731 and 224,626,597 shares outstanding at June 30, 2021 and December 31, 2020, respectively	26	23
Additional paid-in capital	1,387,779	844,188
Accumulated deficit	(430,565)	(328,277)
Accumulated other comprehensive income (loss)	104	(9)
Total Stockholders’ Equity	957,344	515,925
Total Liabilities and Stockholders’ Equity	$1,016,703	$641,909

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Revenues
Products	$17,560	$1,531	$27,871	$4,225
Services	1,417	658	2,419	1,349
Total revenues	18,977	2,189	30,290	5,574
Cost of sales
Products	15,490	9,372	25,977	14,413
Services	1,115	1,106	2,528	2,269
Total cost of sales	16,605	10,478	28,505	16,682
Gross profit/(loss)	2,372	(8,289)	1,785	(11,108)
Operating expenses
Research and development	15,651	9,827	26,509	22,167
Sales and marketing	10,894	2,958	16,343	7,452
General and administrative	13,142	2,964	26,988	5,589
In-process research and development assets acquired	10,400	—	10,400	—
Total operating expenses	50,087	15,749	80,240	35,208
Loss from operations	(47,715)	(24,038)	(78,455)	(46,316)
Change in fair value of warrant liability	—	—	(56,576)	—
Interest expense	(51)	(51)	(125)	(155)
Interest and other income, net	268	323	630	901
Loss before income taxes	(47,498)	(23,766)	(134,526)	(45,570)
Income tax benefit	4,318	—	32,238	—
Net loss	$(43,180)	$(23,766)	$(102,288)	$(45,570)
Net loss per share—basic and diluted	$(0.17)	$(0.15)	$(0.41)	$(0.29)
Weighted average shares outstanding, basic and diluted	255,097,905	158,124,160	246,717,400	157,186,939

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(UNAUDITED)

(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Net loss	(43,180)	(23,766)	$(102,288)	$(45,570)
Other comprehensive (loss) income, net of taxes:
Unrealized gain (loss) on available-for-sale marketable securities, net	(5)	132	(4)	(27)
Foreign currency translation adjustment	130	—	117	—
Total comprehensive loss, net of taxes of $0	(43,055)	(23,634)	$(102,175)	$(45,597)

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(UNAUDITED)

(in thousands, except share amounts)

	Three Months Ended June 30, 2021
					Accumulated
					Other
	Common Stock		Additional		Comprehensive	Total
	Voting		Paid-in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—April 1, 2021	252,436,919	$25	$1,326,945	$(387,385)	$(21)	$939,564
Exercise of Common Stock options	2,683,506	—	3,485	—	—	3,485
Vesting of restricted Common Stock	56,015	—	—	—	—	—
Vesting of restricted stock units	28,656	—	—	—	—	—
Repurchase of shares for employee tax withholdings	(6,931)	—	(91)	—	—	(91)
Issuance of Common Stock for acquisitions	4,347,566	1	53,441	—	—	53,442
Stock-based compensation expense	—	—	3,999	—	—	3,999
Net loss	—	—	—	(43,180)	—	(43,180)
Other comprehensive income (loss)	—	—	—	—	125	125
BALANCE—June 30, 2021	259,545,731	$26	$1,387,779	$(430,565)	$104	$957,344

	Six Months Ended June 30, 2021
					Accumulated
					Other
	Common Stock		Additional		Comprehensive	Total
	Voting		Paid-in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—January 1, 2021	224,626,597	$23	$844,188	$(328,277)	$(9)	$515,925
Exercise of Common Stock options	2,846,734	—	3,665	—	—	3,665
Vesting of restricted Common Stock	112,030	—	—	—	—	—
Vesting of restricted stock units	43,921	—	—	—	—	—
Repurchase of shares for employee tax withholdings	(9,172)	—	(145)	—	—	(145)
Issuance of Common Stock for acquisitions	9,383,708	1	213,288	—	—	213,289
Stock-based compensation expense	—	—	6,216	—	—	6,216
Vesting of Trine Founder shares	1,850,938	—	—	—	—	—
Exercise of warrants	20,690,975	2	320,567	—	—	320,569
Net loss	—	—	—	(102,288)	—	(102,288)
Other comprehensive income (loss)	—	—	—	—	113	113
BALANCE—June 30, 2021	259,545,731	$26	$1,387,779	$(430,565)	$104	$957,344

	Three Months Ended June 30, 2020
	Legacy Convertible Preferred Stock		Common Stock Voting		Additional Paid-in	Accumulated	Accumulated Other Comprehensive (Loss)	Total Stockholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—April 1, 2020	100,038,109	$436,533	26,813,113	$3	$16,722	$(316,066)	$(84)	$(299,425)
Retroactive application of recapitalization (Note 1)	(100,038,109)	(436,533)	130,138,012	13	438,037	—	—	438,050
Adjusted balance, beginning of period	—	—	156,951,125	16	454,759	(316,066)	(84)	138,625
Exercise of Common Stock options	—	—	28,173	—	4	—	—	4
Vesting of restricted Common Stock	—	—	1,750,360	—	2	—	—	2
Stock-based compensation expense	—	—	—	—	1,074	—	—	1,074
Common Stock warrants issued	—	—	—	—	87	—	—	87
Net loss	—	—	—	—	—	(23,766)	—	(23,766)
Other comprehensive income (loss)	—	—	—	—	—	—	132	132
BALANCE—June 30, 2020	—	$—	158,729,658	$16	$455,926	$(339,832)	$48	$116,158

	Six Months Ended June 30, 2020
	Legacy Convertible Preferred Stock		Common Stock Voting		Additional Paid-in	Accumulated	Accumulated Other Comprehensive (Loss)	Total Stockholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—January 1, 2020	100,038,109	$436,533	26,813,113	$3	$16,722	$(294,262)	$75	$(277,462)
Retroactive application of recapitalization (Note 1)	(100,038,109)	(436,533)	128,100,821	13	436,520	—	—	436,533
Adjusted balance, beginning of period	—	—	154,913,934	16	453,242	(294,262)	75	159,071
Exercise of Common Stock options	—	—	314,809	—	136	—	—	136
Vesting of restricted Common Stock	—	—	3,500,915	—	4	—	—	4
Stock-based compensation expense	—	—	—	—	2,333	—	—	2,333
Common Stock warrants issued	—	—	—	—	211	—	—	211
Net loss	—	—	—	—	—	(45,570)	—	(45,570)
Other comprehensive income (loss)	—	—	—	—	—	—	(27)	(27)
BALANCE—June 30, 2020	—	$—	158,729,658	$16	$455,926	$(339,832)	$48	$116,158

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

(in thousands)

	Six Months Ended June 30,
	2021	2020
Cash flows from operating activities:
Net loss	$(102,288)	$(45,570)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	9,524	4,475
Stock-based compensation	6,216	2,333
Change in fair value of warrant liability	56,576	—
Change in fair value of subscription agreement	474	—
Expense related to Common Stock warrants issued	—	43
Amortization (accretion) of discount on investments	1,304	—
Amortization of debt financing cost	9	10
Provision for bad debt	164	285
Acquired in-process research and development	10,400	—
(Gain) loss on disposal of property and equipment	(7)	10
Gain on investment, related to Make Composites, Inc.	—	120
Net increase in accrued interest related to marketable securities	(1,062)	—
Net unrealized (gain) on marketable securities	32	—
Deferred tax benefit	(32,354)	—
Changes in operating assets and liabilities:
Accounts receivable	(3,584)	1,562
Inventory	(6,635)	(1,378)
Prepaid expenses and other current assets	(3,692)	1,033
Other assets	(719)	—
Accounts payable	(278)	(1,178)
Accrued expenses and other current liabilities	(5,362)	(1,074)
Customer deposits	(1,372)	(57)
Deferred revenue	693	(756)
Change in right of use assets and lease liabilities, net	(92)	(162)
Net cash used in operating activities	(72,053)	(40,304)
Cash flows from investing activities:
Purchases of property and equipment	(1,266)	(1,819)
Purchase of other investments	(3,710)	—
Purchase of marketable securities	(281,438)	(24,142)
Proceeds from sales and maturities of marketable securities	66,741	74,616
Cash paid to acquire in-process research and development	(6,050)	—
Cash paid for acquisitions, net of cash acquired	(161,837)	—
Net cash (used in) provided by investing activities	(387,560)	48,655
Cash flows from financing activities:
Proceeds from the exercise of stock options	3,665	135
Proceeds from the exercise of stock warrants	170,665	—
Proceeds from PPP loan	—	5,379
Repayment of PPP loan	—	(5,379)
Repayment of term loan	(10,000)	—
Net cash provided by financing activities	164,330	135
Net (decrease) increase in cash, cash equivalents, and restricted cash	(295,283)	8,486
Effect of exchange rate changes	21	—
Cash and cash equivalents at beginning of period	483,525	66,161
Restricted cash at beginning of period	612	612
Cash and cash equivalents at end of period	$188,199	$74,647
Restricted cash at end of period	$676	$612

Supplemental cash flow information:
Interest paid	$125	182
Taxes paid	$150	—

Non-cash investing and financing activities:
Net unrealized loss on investments	$4	$—
Exercise of private placement warrants	$149,904	$—
Common Stock issued for acquisitions	$213,289	$—
Cash held back in acquisitions	$50	$—
Additions to right of use assets and lease liabilities	$852	$—
Purchase of property and equipment included in accounts payable	$—	$—
Purchase of property and equipment included in accrued expense	$33	$139
Tax liabilities related to withholdings on Common Stock	$145	$—
Contingent consideration in connection with acquisitions	$6	$—

NON-GAAP FINANCIAL INFORMATION

This press release contains non-GAAP financial measures, including Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, EBITDA and Adjusted EBITDA.

●	We define Non-GAAP gross margin as GAAP gross margin excluding the effect of stock-based compensation, amortization of acquired intangible assets, acquisition-related and other transactional charges included in general and administrative expenses and change in fair value of warrant liability

●	We define Non-GAAP operating loss as GAAP operating loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, acquisition-related and other transactional charges included in general and administrative expenses and change in fair value of warrant liability

●	We define Non-GAAP net loss as GAAP net loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, acquisition-related and other transactional charges included in general and administrative expenses and change in fair value of warrant liability

●	We define EBITDA as GAAP net income (loss) excluding interest, income taxes and depreciation and amortization expense

●	We define Adjusted EBITDA as EBITDA excluding stock based compensation, warrant expenses and transaction costs associated with acquisitions

In addition to Desktop Metal’s results determined in accordance with GAAP, Desktop Metal’s management uses this non-GAAP financial information to evaluate the Company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Desktop Metal’s operating performance.

We believe that the use of Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, capital expenditures, and non-cash expenses such as stock-based compensation and warrants, and provides investors with a means to compare Desktop Metal’s financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, investors should be aware that when evaluating Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, EBITDA and Adjusted EBITDA, we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion.

Because of these limitations, Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, EBITDA and Adjusted EBITDA on a supplemental basis. Management uses, and investors should consider, our non-GAAP financial measures only in conjunction with our GAAP results.

Set forth below is a reconciliation of each Non-GAAP financial measure used in this press release to its most directly comparable GAAP financial measure.

DESKTOP METAL, INC.

NON-GAAP RECONCILIATION TABLE

(in thousands)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
(Dollars in thousands)	2021	2020	2021	2020
GAAP gross margin	$2,372	$(8,289)	$1,785	$(11,108)
Stock-based compensation included in cost of sales	128	52	246	152
Amortization of acquired intangible assets included in cost of sales	2,235	—	3,327	—
Non-GAAP gross margin	$4,735	$(8,237)	$5,358	$(10,956)

GAAP operating loss	$(47,715)	$(24,037)	$(78,455)	$(46,315)
Stock-based compensation	3,999	1,074	6,216	2,333
Amortization of acquired intangible assets included in cost of sales	2,235	—	3,327	—
Amortization of acquired intangibles assets	2,033	160	3,241	324
Acquisition-related and other transactional charges included in general and administrative expenses	3,329	—	8,313	—
In-process research and development assets acquired	10,198	—	10,198	—
Non-GAAP operating loss	$(25,921)	$(22,803)	$(47,160)	$(43,658)

GAAP net loss	$(43,180)	$(23,766)	$(102,288)	$(45,570)
Stock-based compensation	3,999	1,074	6,216	2,333
Amortization of acquired intangible assets included in cost of sales	2,235	—	3,327	—
Amortization of acquired intangibles assets	2,033	160	3,241	324
Acquisition-related and other transactional charges included in general and administrative expenses	3,329	—	8,313	—
In-process research and development assets acquired	10,198	—	10,198	—
Change in fair value of investments	(18)	—	(18)	—
Change in fair value of warrant liability	—	—	56,576	—
Non-GAAP net loss	$(21,404)	$(22,532)	$(14,435)	$(42,913)

DESKTOP METAL, INC.

ADJUSTED EBITDA RECONCILIATION TABLE

(in thousands)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
(Dollars in thousands)	2021	2020	2021	2020
Net loss attributable to common stockholders	$(43,180)	$(23,766)	$(102,288)	$(45,570)
Interest (income) expense, net	(140)	(185)	(182)	(663)
Income tax benefit	(4,317)	—	(32,238)	—
Depreciation and amortization	5,679	2,154	9,571	4,475
In-process research and development assets acquired	10,198	—	10,198	—
EBITDA	(31,760)	(21,797)	(114,939)	(41,758)
Change in fair value of warrant liability	—	—	56,576	—
Change in fair value of investments	(18)	—	(18)	—
Stock compensation expense	3,999	1,074	6,216	2,333
Warrant expense	—	87	—	211
Transaction costs associated with acquisitions	3,329	—	8,313	—
Adjusted EBITDA	$(24,450)	$(20,636)	$(43,852)	$(39,214)